UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2003 (May 17, 2003)

                            Burgers By Farfour, Inc.
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)


             Florida                                        65-1129569
-------------------------------                 --------------------------------
(State or other jurisdiction of                 (I.R.S. Employer
incorporation or organization)                              Identification No.)

3930 E. 4th Avenue                                     33013
Hialeah, Florida
----------------------------------------        --------------------------------
(Address of principal executive offices)                  (Zip Code)

Issuer's telephone number (305) 822-4581


                              6166-1 Riverwalk Lane
                                Jupiter, FL 33458
                    ---------------------------------------
          (Former name or former address, if changes since last report)

Copy of Communications to:

                                Maria A. Fernandez
                                Fernandez Friedman Grossman Kohn & Son PLLC
                                2400 National City Tower
                                101 South Fifth Street
                                Louisville, KY 40202_3103
                                Phone: (502) 589-1001
                                Fax: (502) 589-7333

ITEM 1.  CHANGE OF CONTROL OF REGISTRANT.

     On May 17, 2003, Ms. Lauren Farfour sold a total of 1,550,000 shares of the common stock of the Company owned by her to Ricardo Jara for the sum of $100.00 while retaining a 200,000 share ownership in Registrant. At that time Mr. Jara assumed control of Registrant on and after May 17, 2003, becoming its largest shareholder.

ITEM 5. OTHER EVENTS

                                EXECUTIVE SUMMARY

     On May 17, 2003, the Company held a meeting of Shareholders in which 100% of the Shareholders were present in person or by telephone. At the meeting, Ricardo Jara was elected the Sole Director. At a meeting of the Board of Directors thereafter, Mr. Jara was appointed President, Secretary and Treasurer of the Company.

     In addition the Shareholders unanimously approved (a.) a modification of the business plan; (b.) a change of the name of the Company to Fabulous Fritas Corporation; (c.) a relocation of the business to 3930 E. 4th Avenue, Hialeah, Florida 33013; and (d.) approved a 10 for 1 forward split of all issued and outstanding common stock of the Company as of May 23, 2003, such stock split effective as of the close of business on that date.

     The modification of the business plan is to establish small local restaurants which sell basic Latin food with a Cuban/Mojo flavor and appeal to it under the name Les Fritas.

Directors, Executive Officers, Promoters and Control Persons

     (a) Set forth below are the names, ages, positions, with the Company and business experiences of the executive officers and directors of the Company.

Name               Age     Position(s) with Company
--------------    ----     ------------------------
Ricardo Jara       45      President, Secretary and Treasurer

     All directors hold office until the next annual meeting of the Company's shareholders and until their successors have been elected and qualify. Officers serve at the pleasure of the Board of Directors. The officers and directors will devote such time and effort to the business and affairs of the Company as may be necessary to perform their responsibilities as executive officers and/or directors of the Company.

Family Relationships

     There are no family relationships between or among the executive officers and directors of the Company.

Business Experience

Ricardo Jara, President, Secretary and Treasurer

     Mr. Jara is the current owner of Asturias Restaurant in Hialeah, Florida, which specializes in Latin- American and Spanish cuisine. He has worked in this capacity since March 1993. Mr. Jara graduated from Miami-Dade Community College in 1979 with a degree in electrical engineering. He is 45 years of age.

Executive Compensation

                         Annual      Annual     Annual  LT Comp  LT                All
                         Comp        Comp       Comp    Rest     Comp     LTIP     Other
Name and Post      Year  Salary (1)  Bonus ($)  Other   Stock    Options  Payouts  (1)
---------------    ----  ----------  ---------  ------  -------  -------  ------- -------
Ricardo Jara             0             0         0        0        0        0       0

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth information as of May 17, 2003, regarding the ownership of the Company's Common Stock by each shareholder known by the Company to be the beneficial owner of more than five percent (5%) of its outstanding shares of Common Stock, each director and all executive officers and directors as a group. Except as otherwise indicated, each of the shareholders has sole voting and investment power with respect to the shares of Common Stock beneficially owned.

Name and Address                  Title     Amount and Nature    Percent
      of                           of              of              of
Beneficial Owner                  Class      Beneficial Owner     Class
----------------------------    ---------  -------------------   -------
Ricardo Jara                     common        1,550,000           79%

All Executive Officers and
Directors as a Group
(One (1) person)
----------------------------
Ricardo Jara                     common     1,550,000            79%


     (c) Exhibits

N/A

                                   SIGNATURES



     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.



                            Burgers By Farfour, Inc.
                                  (Registrant)



Date:    May 21, 2003

By:  /s/ Ricardo Jara

----------------------------------------------------------
Ricardo Jara, President, Secretary and Treasurer